UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Note Purchase Agreement

As previously reported, on January 31, 2020, Cohen & Company, LLC (the “Operating LLC”), a Delaware limited liability company and a subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), entered into a Note Purchase Agreement (the “Original Purchase Agreement”), by and among the Operating LLC, JKD Capital Partners I LTD, a New York corporation (“JKD”), and RN Capital Solutions LLC, a Delaware limited liability company (“RNCS”), pursuant to which, among other things, on such date, (i) JKD purchased from the Operating LLC a Senior Promissory Note in the aggregate principal amount of $2,250,000 (the “JKD Note”); and (ii) RNCS purchased from the Operating LLC a Senior Promissory Note in the aggregate principal amount of $2,250,000 (the “RNCS Note” and, together with the JKD Note, the “Original Notes”). Each of the Original Notes was scheduled to mature on January 31, 2022. Descriptions of the Original Purchase Agreement and the Original Notes can be found in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2020.

JKD is owned by Jack J. DiMaio, Jr., a current member of the Company’s board of directors, and his spouse.

On January 31, 2022 (the “Effective Date”), the Operating LLC and JKD entered into a Note Purchase Agreement (the “2022 Purchase Agreement”), pursuant to which, among other things, on the Effective Date, (i) JKD paid to the Operating LLC an additional $2,250,000 and (ii) in consideration for such funds, the Operating LLC issued to JKD an Amended and Restated Senior Promissory Note in the aggregate principal amount of $4,500,000 (the “Amended and Restated Note”), which Amended and Restated Note amended and restated the JKD Note in its entirety.

Pursuant to the 2022 Purchase Agreement, the Operating LLC agreed to use the $2,250,000 received from JKD to repay in full all amounts outstanding under the RNCS Note and, on the Effective Date, the Operating LLC repaid the RNCS Note in full.

The 2022 Purchase Agreement contains customary representations and warranties on the part of each of JKD and the Operating LLC.

The foregoing description of the 2022 Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Amended and Restated Note

The Amended and Restated Note evidences Operating LLC’s obligation to repay to JKD (i) the original principal amount of $2,250,000 paid by JKD to the Operating LLC under the Original Purchase Agreement, plus (ii) the additional $2,250,000 paid by JKD to the Operating LLC under the 2022 Purchase Agreement.

Pursuant to the Amended and Restated Note, which is substantially identical to the JKD Note, the unpaid principal amount and all accrued but unpaid interest thereunder will be due and payable in full on January 31, 2024; provided, that, at any time after January 31, 2023 and prior to January 31, 2024, the holder of the Amended and Restated Note may, with at least 31 days’ prior written notice from the holder to the Operating LLC, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Amended and Restated Note to be immediately due and payable.

The Amended and Restated Note accrues interest on the unpaid principal amount from the Effective Date until maturity at a rate equal to 10% per year. Interest on the Amended and Restated Note is payable in cash quarterly on each January 1, April 1, July 1, and October 1, commencing on April 1, 2022.  Under the Amended and Restated Note, upon the occurrence or existence of any “Event of Default” thereunder, the outstanding principal amount is (or in certain instances, at the option of the holder thereof, may be) immediately accelerated. Further, upon the occurrence of any “Event of Default” under the Amended and Restated Note and for so long as such Event of Default continues, all principal, interest and other amounts payable under the Amended and Restated Note will bear interest at a rate equal to 11% per year.

The Amended and Restated Note may not be prepaid in whole or in part prior to January 31, 2023. The Amended and Restated Note may, with at least 31 days’ prior written notice from the Operating LLC to the holder thereof, be prepaid in whole or in part at any time following January 31, 2023 without the prior written consent of the holder and without penalty or premium.

The Amended and Restated Note and the payment of all principal, interest and any other amounts payable thereunder are senior obligations of the Operating LLC and will be senior to any Indebtedness (as defined in the Amended and Restated Note) of the Operating LLC outstanding as of and issued following January 30, 2020 (the original issuance date of the JKD Note), except that the Amended and Restated Note ranks parri passu to the Convertible Senior Secured Promissory Note, dated March 10, 2017, issued by the Operating LLC to the DGC Family Fintech Trust in the aggregate principal amount of $15,000,000.

Pursuant the Amended and Restated Note, following the Effective Date, the Operating Company may not incur any Indebtedness that is a senior obligation to the Amended and Restated Note.

The foregoing description of the Amended and Restated Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Note, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for information concerning the Amended and Restated Note, which information is incorporated by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1*	Note Purchase Agreement, dated January 31, 2022, by and between Cohen & Company, LLC and JKD Capital Partners I LTD.

10.2*	Amended and Restated Senior Promissory Note, dated January 31, 2022, issued by Cohen & Company, LLC to JKD Capital Partners I LTD in the aggregate principal amount of $4,500,000.

104	Cover Page Interactive Data File (Embedded within the inline XBRL document.)

*   Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: January 31, 2022	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer